SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	February 28, 2013 February 28, 2013 February 28, 2013
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.87% 1.62% 1.62% 1.12% 0.64%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 0.94% 0.70% 1.27%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Conservative Allocation Fund Administrator Class	0.85%	September 30, 2012
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.15% 0.90% 1.29%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Diversified Small Cap Fund Administrator Class	1.00%	September 30, 2012
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.99% 1.74% 1.74% 0.83% 0.48% 0.89%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2015 Fund Administrator Class Institutional Class Investor Class	0.84% 0.49% 0.90%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.01% 1.76% 1.76% 0.85% 0.50% 0.91%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	0.85% 0.50% 0.91%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.02% 1.77% 1.77% 0.86% 0.51% 0.92%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.03% 1.78% 1.78% 0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2055 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.96% 1.71% 1.71% 0.80% 0.45% 0.86%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.44%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	1.81% 2.56% 2.56% 1.60% 1.30%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.15% 0.85% 1.25%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Equity Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.24% 1.99% 1.99% 1.49% 1.00% 0.75%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.58% 2.33% 2.33% 1.40% 1.15%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.89% 1.64% 1.64% 0.64% 0.48% 0.92%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.96% 0.75% 1.29%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Health Care Fund Class A Class B Class C Administrator Class	1.46% 2.21% 2.21% 1.23%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.75% 0.61% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.85% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	1.17% 1.92% 1.92% 0.95% 0.85%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.21%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.12% 1.87% 0.95% 0.75% 1.19%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.17%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Minnesota Money Market Fund Class A Sweep Class	0.70% 1.05%	May 31, 2012 May 31, 2012
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.03% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.50% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
New Jersey Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
New York Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	July 11, 2013 July 11, 2013 July 11, 2013
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 2.00% 1.00% 0.75% 1.32%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Pennsylvania Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.95% 0.75% 1.19%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Prime Investment Money Market Fund Institutional Class Service Class	0.20% 0.55%	May 31, 2012 May 31, 2012
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.83% 1.58% 1.58% 0.60% 0.42%	December 31, 2011 December 31, 2011 December 31, 2011 December 31, 2011 December 31, 2011
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.80% 1.55% 0.48% 0.83%	December 31, 2011 December 31, 2011 December 31, 2011 December 31, 2011
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.81% 1.56% 0.65% 0.84%	December 31, 2011 December 31, 2011 December 31, 2011 December 31, 2011
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Small Cap Opportunities Fund Administrator Class	1.20%	February 29, 2012
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.95% 1.33%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.15% 0.95% 1.47%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Social Sustainability Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	November 30, 2012 November 30, 2012 November 30, 2012
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.70% 2.45% 2.45% 1.50% 1.77%	July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.95% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.86% 1.61% 1.61% 0.68%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.70% 0.42% 0.86%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
WealthBuilderConservative Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderEquity Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderModerate Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderTactical Equity Portfolio	1.50%	September 30, 2012
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2012 October 31, 2012 October 31, 2012
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013

Most Recent Annual Approval: March 25, 2011

Schedule A amended: December 1, 2011

The foregoing schedule of capped operating expense ratios is agreed to as of December 1, 2011 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:/s/ C. David Messman

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen
Andrew Owen

Executive Vice President

As of May 18, 2004

Amended and Restated Fee and Expense Agreement

Schedule B

WELLS FARGO FUNDS TRUST

Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A

  On November 16, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Absolute Return Fund.  The Fund will commence operations in the first quarter 2012.

On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.03% decrease to the capped operating expense ratios for Class A, Class B and Class C of the Global Opportunities Fund.  Effective March 1, 2012, the capped operating expense ratios will be as follows: Class A 1.55%; Class B 2.30%; Class C 2.30%.  The expiration/renewal date for each class will remain as July 18, 2013.

On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.02% decrease to the capped operating expense ratios for Class A, Class B, Class C and Investor Class of the Government Securities Fund.  Effective January 1, 2012, the capped operating expense ratios will be as follows: Class A 0.87%; Class B 1.62%; Class C 1.62%; Investor Class 0.90%.  The expiration/renewal date for each class will remain as July 11, 2013.

On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.03% decrease to the capped operating expense ratios for Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class of the Income Plus Fund.  Effective January 1, 2012, the capped operating expense ratios will be as follows: Class A 0.87%; Class B 1.62%; Class C 1.62%; Administrator Class 0.72%; Institutional Class 0.58%; Investor Class 0.90%.  The expiration/renewal date for each class will remain as July 11, 2013.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Minnesota Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New Jersey Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New York Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Pennsylvania Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.05% decrease to the capped operating expense ratio of the Small Cap Value Fund Institutional Class.  Effective March 1, 2012, the capped operating expense ratio will be 0.90% with an expiration/renewal date of February 28, 2013.